UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

ANTARES PHARMA, INC.

(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Eagleview Blvd., Suite 414 Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (610) 458-6200

Not applicable.

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 4, 2006, Antares Pharma, Inc. is making three presentations: a company overview presentation at its annual meeting of stockholders, and a device activities presentation and pharmaceutical activities presentation at an investors and analysts luncheon. Copies of the three presentations are furnished with this Current Report on Form 8-K as Exhibit 99.1, 99.2 and 99.3 and incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	– Antares Pharma, Inc. overview presentation for May 4, 2006.

99.2	– Antares Pharma, Inc. device activities presentation for May 4, 2006.

99.3	– Antares Pharma, Inc. pharmaceutical activities presentation for May 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date: May 4, 2006	By:	JACK E. STOVER
	Name:	Jack E. Stover
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Antares Pharma, Inc. overview presentation for May 4, 2006.

99.2	Antares Pharma, Inc. device activities presentation for May 4, 2006.

99.3	Antares Pharma, Inc. pharmaceutical activities presentation for May 4, 2006.